Exhibit 10.39

Execution Version
DBM GLOBAL INC.
FIRST AMENDMENT
TO FINANCING AGREEMENT
This FIRST AMENDMENT TO FINANCING AGREEMENT (this “Amendment”) is dated as of November 13, 2019 and entered into by and among DBM GLOBAL INC., a Delaware corporation (“Company” or the “Administrative Borrower”), the subsidiaries of the Company listed as borrowers on the signature pages hereof (together with the Company, “Borrowers”), the subsidiaries of the Company listed as guarantors on the signatures pages hereto (“Guarantors”), the financial institutions listed on the signature pages hereof (“Lenders”) and TCW ASSET MANAGEMENT COMPANY, as administrative agent for Lenders (“Administrative Agent”), and is made with reference to that certain Financing Agreement dated as of November 30, 2018 (the “Financing Agreement”), by and among Company, the Guarantors party thereto, the Lenders, certain other lenders from time to time party thereto, TCW Asset Management Company, as collateral agent, and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Financing Agreement.
RECITALS
WHEREAS, Company and Lenders, constituting Required Lenders, desire to make certain amendments to the Financing Agreement:
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Section 1. AMENDMENTS TO THE FINANCING AGREEMENT
1.1 Amendments to Section 9:  Events of Default

A. Subsection 9.01(c)(i) of the Financing Agreement is hereby amended by inserting the text “, Section 7.02” immediately following the reference to “Section 7.01(s)” appearing therein.
Section 2. MISCELLANEOUS
A. Reference to and Effect on the Financing Agreement and the Other Loan Documents.
(i) On and after the First Amendment Effective Date (as hereinafter defined), each reference in the Financing Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Financing Agreement, and each reference in the other Loan Documents to the “Financing Agreement”, “thereunder”, “thereof” or words of like import referring to the Financing
Agreement shall mean and be a reference to the Financing Agreement as amended by this Amendment (the “Amended Agreement”).
(ii) Except as specifically amended by this Amendment, the Financing Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Financing Agreement or any of the other Loan Documents.
B. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
D. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective (the “First Amendment Effective Date”) upon the execution of a counterpart hereof by Borrowers, Guarantors and Required Lenders and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.
Section 3. ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS
Each Guarantor hereby acknowledges that it has read this Amendment and consents to the terms thereof, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of each Guarantor under Article XI of the Financing Agreement shall not be impaired or affected and its guaranty thereunder is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects. Each Guarantor further agrees that nothing in the Financing Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Financing Agreement.
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OMM_US:77294812

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
BORROWERS:
DBM GLOBAL INC.
By: /s/ Michael R. Hill
Michael R. Hill
Vice President

SCHUFF STEEL COMPANY
By: /s/ Michael R. Hill
Michael R. Hill
Vice President

AITKEN MANUFACTURING INC
By: /s/ Michael R. Hill
Michael R. Hill
Vice President.

SCHUFF STEEL - ATLANTIC, LLC
By: /s/ Michael R. Hill
Michael R. Hill
Vice President

DBM GLOBAL-NORTH AMERICA INC.
By: /s/ Michael R. Hill
Michael R. Hill
Vice President.

CB-HORN HOLDINGS, INC.
By: /s/ Michael R. Hill
Michael R. Hill
Vice President.

GRAYWOLF INDUSTRIAL, INC.
By: /s/ Michael R. Hill
Michael R. Hill
Vice President.

TITAN CONTRACTING & LEASING COMPANY, INC.
By: /s/ Michael R. Hill
Michael R. Hill
Vice President.
TITAN FABRICATORS, INC.
By: /s/ Michael R. Hill
Michael R. Hill
Vice President.

[DBM-First Amendment to Financing Agreement]

M. INDUSTRIAL MECHANICAL, INC.
By: /s/ Michael R. Hill
Michael R. Hill
Vice President.

MILCO NATIONAL CONSTRUCTORS, INC.
By: /s/ Michael R. Hill
Michael R. Hill
Vice President.

INCO SERVICES, INC.
By: /s/ Michael R. Hill
Michael R. Hill
Vice President.

GUARANTORS:
ON-TIME STEEL MANAGEMENT HOLDING, INC.
By: /s/ Michael R. Hill
Michael R. Hill
Vice President.

SCHUFF STEEL MANAGEMENT COMPANY - SOUTHWEST, INC.
By: /s/ Michael R. Hill
Michael R. Hill
Vice President.

SCHUFF PREMIER SERVICES INC.
By: /s/ Michael R. Hill
Michael R. Hill
Vice President.

DBM GLOBAL HOLDINGS INC.
By: /s/ Michael R. Hill
Michael R. Hill
Vice President.
PDC SERVICES (USA) INC. (now known as DBM Vircon Services (USDA) Inc.)
By: /s/ Michael R. Hill
Michael R. Hill
Vice President.
MIDWEST ENVIRONMENTAL, INC.
By: /s/ Michael R. Hill
Michael R. Hill
Vice President.

[DBM-First Amendment to Financing Agreement]

COLLATERAL AGENT AND ADMINISTRATIVE AGENT:

TCW ASSET MANAGEMENT COMPANY LLC

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[DBM-First Amendment to Financing Agreement]

LENDERS:
TCW DL VII Financing LLC
By: TCW Asset Management Company LLC,
its Collateral Manager

By:  /s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[DBM-First Amendment to Financing Agreement]

West Virginia Direct Lending LLC
By: TCW Asset Management Company LLC,
its Investment Advisor

By:  /s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[DBM-First Amendment to Financing Agreement]

TCW Skyline Lending, L.P.
By: TCW Asset Management Company LLC,
its Investment Advisor

By:  /s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[DBM-First Amendment to Financing Agreement]

TCW Brazos Fund LLC
By: TCW Asset Management Company LLC,
its Investment Advisor

By:  /s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[DBM-First Amendment to Financing Agreement]

NJ/TCW Direct Lending LLC
By: TCW Asset Management Company LLC,
its Investment Advisor

By:  /s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[DBM-First Amendment to Financing Agreement]